Exhibit 10.10.1

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT

AMENDMENT NO. 2 TO VOLUME PURCHASE AGREEMENT
          This Amendment No. 2 to the Volume Purchase Agreement (this “Amendment”) is dated as of November 29, 2005, and is made by and between Komag USA (Malaysia) Sdn., a Malaysia unlimited liability company (“Komag”), Komag, Incorporated, a Delaware Corporation (“Komag Inc.”) and Western Digital Technologies, Inc., a Delaware corporation (“WDC”).
RECITALS
          A.     WDC, Komag and Komag Inc. previously executed a Volume Purchase Agreement effective as of June 6, 2005 and amended by Amendment No. 1 dated July 22, 2005 (the “VPA”).
          B.     WDC, Komag and Komag Inc. now desire to amend the Agreement in the manner and upon the terms and conditions hereinafter provided in this Amendment.
          NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties executing this Amendment hereby agree as follows:
AGREEMENT
          1.     Defined Terms. Capitalized terms not defined herein shall have the meanings set forth in the VPA.
          2.     Exhibit B. The second page of Exhibit B of the VPA is hereby deleted in its entirety and replaced with Exhibit B attached hereto.
          3.     Exhibit D. Exhibit D of the VPA is hereby deleted in its entirety and replaced with Exhibit D attached hereto.
          4.     Exhibit F. Exhibit F of the VPA is hereby deleted in its entirety and replaced with Exhibit F attached hereto.
          5.     Conditions. The effectiveness of this Amendment shall be conditioned upon 1) approval from WDC’s board of directors and 2) approval from WDC’s bank lenders. Notwithstanding anything herein to the contrary, this Amendment shall have no force or effect unless or until such approvals have been received.
          6.     Ratification of VPA. In the event of an inconsistency between the terms of this Amendment and the terms of the VPA, the terms of this Amendment shall control. Except as

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT

amended hereby, the VPA is ratified, approved and confirmed and shall remain in full force and effect in accordance with its terms without modification.
          7.     Confidentiality. Each party agrees that the terms and conditions, but not the existence, of this Amendment will be treated as the other’s Confidential Information subject to Section 11 of the VPA.
          8.     Entire Agreement. The VPA, Exhibits, and specific Purchase Orders and Pull Requests and this Amendment No. 1 set forth the complete agreement between the parties regarding their subject matter and replace all prior or contemporaneous communications, understandings or agreements, written or oral, about this subject.
          9.     Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will be considered one and the same instrument. A photocopy of a signature or a facsimile of a signature shall be as valid as an original.

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT

          IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Volume Purchase Agreement to be signed and accepted by their duly authorized representatives, effective as of the Effective Date.

Western Digital Technologies, Inc.,	Komag USA (Malaysia) Sdn.
a Delaware corporation.	a Malaysian corporation

By: /s/Tom Nieto	By: /s/Kheng Huat Oung

Name: Tom Nieto	Name: Kheng Huat Oung

Title: Vice President, Materials	Title: Managing Director

Komag Incorporated
a Delaware corporation
By: /s/ Ray L. Martin
Name: Ray L. Martin
Title: Executive Vice President, Customer Sales and Service

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT

EXHIBIT B
PRICES
(Page 2)
ADDITIONAL PAYMENT TERMS
          WDC shall make [***] payments to Komag Inc. in accordance with the schedule set forth below [***] to be applied against [***] purchases of Product in accordance with this Exhibit as set forth below:
          [***]
          [***] Payment [***] shall be made subject to [***] Exhibit D. [***]. The parties acknowledge that the [***] have already been paid and received. [***] Payment [***] shall be repaid by Komag, Inc. to WDC solely in accordance with [***] Section 6.7 and 4.3.3 of the VPA.
          The parties agree that it is their mutual intent that [***] Payment [***] be used by the Komag Group solely for manufacturing and operations in connection with the [***], and not for the Komag Group’s general working capital purposes.
          Starting no earlier than the first date that first production comes off the [***] and no later than [***], Komag Inc. shall make payments monthly to WDC equal to [***] for each Unit invoiced during the fiscal month, within 7 days after the fiscal month-end (regardless of whether such Unit was a result of [***] or previously existing capacity) (the “Per Unit Offset”) [***], then the remainder of the [***] shall become due and payable to WDC at the end of the Initial Term, and Komag Inc. shall make such payment in a reasonable period of time not to exceed 15 Days.
          Notwithstanding the foregoing, in the event WDC makes payment to Komag in accordance with Section 6.5 of the VPA for Units invoiced during [***], then the Per Unit Offset to be paid monthly by Komag Inc. to WDC referenced in the previous paragraph shall increase [***].

1

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT

EXHIBIT D
Progress Milestones
[***]

1

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FOR CONFIDENTIAL TREATMENT

EXHIBIT F
Volumes

Quarter	Volume Requirement
[***] Fiscal Quarter [***] (i.e., the quarter ending [***])	[***] Units
[***] Fiscal Quarter [***] (i.e., the quarter ending [***])	[***] Units
[***] Fiscal Quarter [***] (i.e., the quarter ending [***])	[***] Units
[***] Fiscal Quarter [***] (i.e., the quarter ending [***])	[***] Units
[***] Fiscal Quarter [***] (i.e., the quarter ending [***])	[***] Units
[***] Fiscal Quarter [***] (i.e., the quarter ending [***])	[***] Units
Each WDC Fiscal Quarter following the [***] Fiscal Quarter [***] (i.e., each quarter after the quarter ending [***]) for the term of this VPA.	[***] Units

1

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT

AMENDMENT NO. 3 TO VOLUME PURCHASE AGREEMENT
          This Amendment No. 3 to the Volume Purchase Agreement (this “Amendment”) is dated as of January 31, 2006, and is made by and between Komag USA (Malaysia) Sdn., a Malaysia unlimited liability company (“Komag”), Komag, Incorporated, a Delaware Corporation (“Komag Inc.”), and Western Digital Technologies, Inc., a Delaware corporation (“WDC”).
RECITALS
          A.     WDC, Komag and Komag Inc. previously executed a Volume Purchase Agreement effective as of June 6, 2005 and amended by Amendment No. 1 dated July 22, 2005 and Amendment No. 2 dated November 29, 2005 (the “VPA”).
          B.     WDC, Komag and Komag Inc. now desire to amend the Agreement in the manner and upon the terms and conditions hereinafter provided in this Amendment.
          NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties executing this Amendment hereby agree as follows:
AGREEMENT
          1.     Defined Terms. Capitalized terms not defined herein shall have the meanings set forth in the VPA.
          2.     Exhibit B. The second page of Exhibit B of the VPA is hereby deleted in its entirety and replaced with Exhibit B attached hereto.
          3.     Exhibit D. Exhibit D of the VPA is hereby deleted in its entirety and replaced with Exhibit D attached hereto.
          4.     Exhibit F. Exhibit F of the VPA is hereby deleted in its entirety and replaced with Exhibit F attached hereto.
          5.     Conditions. The effectiveness of this Amendment shall be conditioned upon 1) approval from WDC’s board of directors and 2) approval from WDC’s bank lenders. Notwithstanding anything herein to the contrary, this Amendment shall have no force or effect unless or until such approvals have been received.
          6.     Ratification of VPA. In the event of an inconsistency between the terms of this Amendment and the terms of the VPA, the terms of this Amendment shall control. Except as amended hereby, the VPA is ratified, approved and confirmed and shall remain in full force and effect in accordance with its terms without modification.

1

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT

          7.     Confidentiality. Each party agrees that the terms and conditions, but not the existence, of this Amendment will be treated as the other’s Confidential Information subject to Section 11 of the VPA.
          8.     Entire Agreement. The VPA, Exhibits, and specific Purchase Orders and Pull Requests and this Amendment No. 3 set forth the complete agreement between the parties regarding their subject matter and replace all prior or contemporaneous communications, understandings or agreements, written or oral, about this subject.
          9.     Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will be considered one and the same instrument. A photocopy of a signature or a facsimile of a signature shall be as valid as an original.

2

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT

          IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to Volume Purchase Agreement to be signed and accepted by their duly authorized representatives, effective as of the Effective Date.

Western Digital Technologies, Inc.,	Komag USA (Malaysia) Sdn.
a Delaware corporation.	a Malaysian corporation

By: /s/ Tom Nieto	By: /s/ Kheng Huat Oung

Name: Tom Nieto	Name: Kheng Huat Oung

Title: Vice President, Materials	Title: Managing Director

Komag Incorporated
a Delaware corporation
By: /s/ Ray L. Martin
Name: Ray L. Martin
Title: Executive Vice President, Customer Sales and Service

1

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT

EXHIBIT B
PRICES
(Page 2)
ADDITIONAL PAYMENT TERMS
          WDC shall make [***] payments to Komag Inc. in accordance with the schedule set forth below [***] to be applied against [***] purchases of Product in accordance with this Exhibit as set forth below:
          [***]
          [***] Payment [***] shall be made subject to [***] Exhibit D. [***]. The parties acknowledge that the [***] have already been paid and received. [***] Payment [***] shall be repaid by Komag, Inc. to WDC solely in accordance with [***] Section 6.7 and 4.3.3 of the VPA.
          The parties agree that it is their mutual intent that [***] Payment [***] be used by the Komag Group solely for manufacturing and operations in connection with the [***], and not for the Komag Group’s general working capital purposes.
          Starting no earlier than the first date that first production comes off the [***] and no later than [***], Komag Inc. shall make payments monthly to WDC equal to [***] for each Unit invoiced during the fiscal month, within 7 days after the fiscal month-end (regardless of whether such Unit was a result of [***] or previously existing capacity) (the “Per Unit Offset”) [***], then the remainder of the [***] shall become due and payable to WDC at the end of the Initial Term, and Komag Inc. shall make such payment in a reasonable period of time not to exceed 15 Days.
          Notwithstanding the foregoing, in the event WDC makes payment to Komag in accordance with Section 6.5 of the VPA for Units invoiced during [***], then the Per Unit Offset to be paid monthly by Komag Inc. to WDC referenced in the previous paragraph shall increase [***].

1

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT

EXHIBIT D
Progress Milestones
[***]

1

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT

EXHIBIT F
Volumes

Quarter	Volume Requirement
[***] Fiscal Quarter for [***] (i.e., the quarter ending [***])	[***] Units
[***] Fiscal Quarter for [***] (i.e., the quarter ending [***])	[***] Units
[***] Fiscal Quarter for [***] (i.e., the quarter ending [***])	[***] Units
[***] Fiscal Quarter for [***] (i.e., the quarter ending [***])	[***] Units
[***] Fiscal Quarter for [***] (i.e., the quarter ending [***])	[***] Units
[***] Fiscal Quarter for [***] (i.e., the quarter ending [***])	[***] Units*
Each WDC Fiscal Quarter following the [***] Fiscal Quarter for [***] (i.e., each quarter after the quarter ending [***]) for the term of this VPA.	[***] Units

* No later than [***], Komag shall deliver notice to WDC in writing confirming whether it can deliver [***] Units for [***] Fiscal Quarter for [***] (i.e., the quarter ending [***]). Failure to deliver such notice shall be deemed confirmation of its ability to deliver the [***] Units. In the event such notice states that Komag is unable to deliver [***] Units, the [***] requirement shall be [***] Units for the [***] Fiscal Quarter for [***] (i.e., the quarter ending [***]) and [***] Units for all subsequent quarters.

1